UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of Earliest Event Reported):

July 15, 2016

Commission file number: 001-35653

SUNOCO LP

(Exact name of registrant as specified in its charter)

Delaware	30-0740483
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
8020 Park Lane, Suite 200 Dallas, Texas 75231 (Address of principal executive offices, including zip codes)

Registrant’s telephone number, including area code: (832) 234-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 31, 2016 but effective January 1, 2016, Sunoco LP (the “Partnership”) completed an acquisition (the “Acquisition”), from ETP Retail Holdings, LLC (“Contributor”), of (a) 100% of the issued and outstanding membership interests of Sunoco Retail LLC (“Sunoco Retail”) and (b) the remaining 68.42% of the issued and outstanding membership interests of Sunoco, LLC (“Sunoco LLC”), pursuant to that certain Contribution Agreement (the “Contribution Agreement”), dated November 15, 2015, by and among Sunoco LLC, Sunoco, Inc., Contributor, Sunoco GP LLC, the general partner of the Partnership, and, solely with respect to certain provisions therein, Energy Transfer Partners, L.P. (“ETP”).

This Current Report on Form 8-K is being filed to reflect retrospective revisions that have been made as a result of the Acquisition to the consolidated financial statements and certain related information of the Partnership that were previously filed with the Securities and Exchange Commission (the “SEC”) by the Partnership on February 25, 2016 as Items 1, 6, 7 and 8 to its Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Form 10-K”).

Because Energy Transfer Equity, L.P., an indirect owner of the general partner of ETP, owns the Partnership’s general partner, the Acquisition was considered a combination of entities under common control. Therefore, Sunoco Retail’s and Sunoco LLC’s assets and liabilities were not adjusted. The Partnership’s consolidated financial statements have been retrospectively adjusted to reflect consolidation of Sunoco Retail and Sunoco LLC for all prior periods beginning September 1, 2014 (the date of common control).

In order to preserve the nature and character of the disclosures set forth in the 2015 Form 10-K, the items included in this Form 8-K have been updated solely for matters relating specifically to the retrospective revision of the Partnership’s financial statements and related information, except that subsequent events required to be reported under generally accepted accounting principles have been disclosed in the notes to the consolidated financial statements. This Form 8-K should be read in conjunction with the 2015 Form 10-K and filings made by the Partnership with the SEC subsequent to the filing of the Form 10-K, including the Partnership’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2016 filed with the SEC on May 5, 2016.

Item 9.01 of this Current Report on Form 8-K revises certain information contained in the Partnership’s 2015 Form 10-K to reflect certain retrospective revisions. In particular, Exhibit 99.1 through 99.4 contain a revised description of the following sections of the 2015 Form 10-K: Part I. Item 1. Business, Part II. Item 6. Selected Financial Data, Part II. Item 7.Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Part II. Item 8. Financial Statements and Supplementary Data. No other sections of the 2015 Form 10-K have been revised as a result of the Acquisition.

Item 9.01. Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP.
23.2	Consent of Grant Thornton LLP.
23.3	Consent of Ernst & Young LLP.
99.1	Revised Sunoco LP Part 1 Item 1 - Business.
99.2	Revised Sunoco LP Part II Item 6 - Select Financial Data.
99.3	Revised Sunoco LP Part II Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations.
99.4	Revised Sunoco LP Part II Item 8 - Financial Statements and Supplementary Data.

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP
	By	Sunoco GP LLC, its general partner
Date: July 15, 2016	By:	/s/ Thomas R. Miller
Thomas R. Miller
Chief Financial Officer